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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 26, 2001
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







                   DELAWARE                                  1-12297                             22-3086739
                   --------                                  -------                             ----------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer Identification Number)


         13400 OUTER DRIVE WEST                                                                    48239
         ----------------------                                                                    -----
              DETROIT, MI                                                                   (Including Zip Code)
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(Address of Principal Executive Offices)
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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated
January 26, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On January 26, 2001, United Auto Group, Inc. issued a press release announcing that it will host a conference call discussing financial results for its fourth quarter and full-year 2000 on Monday, February 5th, at 10:00 a.m. ET/9:00 a.m.
CT/ 8:00 a.m. MT/7:00 a.m. PT. The call will follow the release earlier that morning of fourth quarter and full-year 2000 earnings for United Auto Group. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 26, 2001      UNITED AUTO GROUP, INC.


                              By: /s/ Robert H. Kurnick, Jr.
                                  ---------------------------------
                                      ROBERT H. KURNICK, JR.
                              Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT           DESCRIPTION OF EXHIBIT                  SEQUENTIAL PAGE
     NUMBER                                                         NUMBER


   EXHIBIT 99.1         Press Release of United
                        Auto Group, Inc., dated
                        January 26, 2001